U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 23, 2005


                            LEXINGTON RESOURCES, INC.
               --------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
                    ----------------------------------------
              (State or other Jurisdiction as Specified in Charter)


          00-25455                                  88-0365453
      -----------------                      -------------------------
   (Commission file number)              (I.R.S. Employer Identification No.)


                            7473 West Lake Mead Road
                             Las Vegas, Nevada 89128
                         -------------------------------
                    (Address of Principal Executive Offices)


                                  702.382.5139
                              --------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERAL DEFINITIVE AGREEMENT.

Barnett Shale Project

During June 2005, the Board of Directors of Lexington Resources, Inc., a Nevada corporation (the "Company"), announced the execution of a definitive agreement with a Texas-based limited partnership (the "Agreement"), regarding a horizontal gas well drilling venture in the Jack, Wise, and Palo Pinto Counties in the State of Texas (the "Barnett Shale Project"). Subsequent amendments to the Agreement currently provide the Company with a greater working interest of 75% to 100% in the wells to be drilled on the Barnett Shale Project and increase the initial acreage of up to 3,600 net leasehold acres.

On September 25, 2005, the Board of Directors of the Company announced that it closed its first lease acquisition on the Barnett Shale Project. In accordance with the terms and provisions of the Agreement as amended, the Company acquired approximately 2,325 net leasehold acres for payment of an aggregate amount of $1,107,000. Management of the Company anticipates that this acquisition will provide the Company with up to sixteen additional horizontal Barnett Shale gas drilling sites with access to existing pipeline networks.

The proceeds utilized to acquire the net leasehold acreage were derived from the Company's recently disclosed funding pursuant to the secured and convertible note private placement with certain accredited investors (the "Private Placement"). The Company also anticipates repayment of outstanding debt of approximately $1,200,000 and repayment of approximately $960,000 in capital owed for drilling advances to certain equity drilling partners from the proceeds received from the Private Placement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated September 20, 2005 - Lexington Resources Acquires First Barnett Shale Leases.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Lexington Resources, Inc.


Date:  September 23, 2005                 By:/s/ GRANT ATKINS
                                          ------------------------
                                          Grant Atkins
                                          President and Chief Executive Officer